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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 17, 1999





                       MORGAN STANLEY ABS CAPITAL I INC.
            (Exact name of registrant as specified in its charter)


          Delaware                    333-64909              13-3939229
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
     of Incorporation)               File Number)        Identification No.)



1585 Broadway, 2nd Floor
   New York, New York                                      10036
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 (Address of Principal                                  (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 761-4000
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Item 5.  Other Events
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Incorporation of Certain Documents by Reference
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     On May 27, 1999, a single series of notes, entitled Morgan Stanley ABS
Capital I Inc., NOVUS HELOC Trust 1999-1, HELOC Asset-Backed Notes, Series 1999-1 (the "Notes"), was issued pursuant to an indenture (the "Indenture") attached hereto as Exhibit 4.1 and dated as of May 1, 1999, between NOVUS HELOC Trust 1999-1, as issuer (the "Trust" or the "Issuer"), and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"). The Notes represent obligations of the Trust established pursuant to a trust agreement (the "Trust Agreement"), attached hereto as Exhibit 99.1 dated as of May 1, 1999, between the Morgan Stanley ABS Capital I Inc., as depositor (the Depositor") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). The assets of the Trust include, without limitation, a pool of revolving credit loans (the "Mortgage Loans") secured by primarily second liens on residential properties. NOVUS Financial Corporation will service the Mortgage Loans as servicer (the "Servicer") pursuant to a servicing agreement (the "Servicing Agreement"), attached hereto as Exhibit 99.2 and dated as of May 1, 1999, by and among the Issuer, the Indenture Trustee and the Servicer.

     The Notes and the Mortgage Loans are more particularly described in the Prospectus, dated May 24, 1999, and the Prospectus Supplement, dated May 24, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

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Item 7.  Financial Statements, Pro Forma Financial
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Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     4.1 Indenture, dated as of May 1, 1999 between the Issuer and the Indenture Trustee.

     99.1 Trust Agreement, dated as of May 1, 1999 between the Depositor and the Owner Trustee.

     99.2 Servicing Agreement, dated as of May 1, 1999 by and among the Issuer, the Indenture Trustee and the Servicer.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORGAN STANLEY ABS CAPITAL I INC.




                                    By:   /s/ Gail McDonnell
                                          ----------------------------
                                          Name:   Gail McDonnell
                                          Title:  Vice President



Dated:  May 28, 1999

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Exhibit Index
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Exhibit     Description                                                  Page
-------     -----------                                                  ----
4.1         Indenture, dated as of May 1, 1999 between the Issuer
            and the Indenture Trustee.

99.1        Trust Agreement, dated as of May 1, 1999 between the
            Depositor and the Owner Trustee.

99.2 Servicing Agreement, dated as of May 1, 1999 by and among the Issuer, the Indenture Trustee and the Servicer.